UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2021

CASPER SLEEP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39214	46-3987647
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Three World Trade Center
175 Greenwich Street, Floor 39
New York, NY 10007
(Address of principal executive offices) (Zip Code)

(347) 941-1871
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	CSPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2021, Neil Parikh resigned as the Chief Strategy Officer of Casper Sleep Inc. (the “Company”), effective January 31, 2021. Mr. Parikh will continue to serve as a non-employee member of the Company’s Board of Directors (the “Board”). In connection with Mr. Parikh’s resignation, on January 15, 2021, the Company entered into a transition and release of claims agreement (the “Transition Agreement”) with Mr. Parikh.

Pursuant to the Transition Agreement, Mr. Parikh will continue to provide transition services to the Company following his resignation through the earlier of (x) the date of termination of his services as a member of the Board and (y) January 31, 2022 in order to ensure a smooth transition of his role and to assist with certain special projects of the Company.

In connection with Mr. Parikh’s termination of employment from the Company on January 31, 2021, he will be entitled to receive severance payments and benefits pursuant to the Executive Severance and Change in Control Agreement entered into by Mr. Parikh and the Company, as set forth in the Transition Agreement, and subject to, among other things, Mr. Parikh’s execution and non-revocation of a release of claims.

The Transition Agreement also provides that, in the event Mr. Parikh’s service on the Board is terminated for any reason other than for Cause (as defined in the Casper Sleep Inc. 2020 Equity Incentive Plan) after January 31, 2021, certain equity awards held by Mr. Parikh will be subject to acceleration as described in the Transition Agreement. In addition, the Transition Agreement provides that Mr. Parikh will be eligible to receive compensation for his service on the Board pursuant to the Company’s Non-Employee Director Compensation Policy effective February 1, 2022.

The foregoing is a summary description of the terms and conditions of the Transition Agreement and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Transition and Release of Claims Agreement, dated January 15, 2021 between the Company and Neil Parikh

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASPER SLEEP INC.

Date: January 15, 2021	By:	/s/ Jonathan Truppman
Jonathan Truppman
General Counsel and Secretary